UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112

(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:        12/31

Date of reporting period:      12/31/16

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard World Dividend
& Income Fund, Inc.

Annual Report

December 31, 2016

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and credit history
• Assets and income
• Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their every-day business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account
• Seek advice about your investments
• Direct us to buy securities
• Direct us to sell your securities
• Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
• State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2016. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

We believe that the Fund has provided investors with an attractive distribution return and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2016)

For the year ended December 31, 2016, the Fund’s net asset value (“NAV”) returned 12.4%, outperforming the 7.9% return of its benchmark, the MSCI All Country World® Index (ACW) (the “Index”). Due to weaker performance between the years 2013-2015, the Fund’s NAV performance over longer time periods and since inception has lagged the benchmark. The since inception annualized return through December 31, 2016 was 4.5%, versus 5.8% for the Index. Shares of LOR ended the year with a market price of $9.91, representing a 11.2% discount to the Fund’s NAV per share of $11.16.

The Fund’s net assets were $76.8 million as of December 31, 2016, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $99.7 million, representing a 23.1% leverage rate. This leverage rate was slightly higher than that at the end of 2015 (20.9%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection within the information technology, materials and telecom sectors and stock selection within the US and lower-than-benchmark exposure to the health care sector contributed to performance. However, stock selection in the energy sector detracted from performance in 2016.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was favorable in 2016, helped by a strong rally at the end of the period. While the emerging markets currency and debt portion of the Fund was a meaningful negative contributor to performance between the years 2013-2015, it has still contributed positively to performance since the Fund’s inception.

As of December 31, 2016, 74.5% of the Fund’s total leveraged assets consisted of world equities, 24.4% consisted of emerging market currency and debt instruments, and 1.1% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s published NAV per share on the last business day of the previous year. This published NAV per share may differ from the NAV per share as of year-end shown elsewhere in this shareholder report, generally as the result of post year-end accounting and tax adjustments to the published NAV per share. Throughout 2016, the monthly distribution rate per share was $0.05737. Total distributions in 2016 represented a distribution rate of 6.9% based on the Fund’s market price of $9.91 as of the close of trading on the NYSE on December 30, 2016 (inclusive of returns of capital). The 2017 monthly distribution rate per share is $0.06045, representing a distribution rate of 7.3% based on the Fund’s market price as of December 30, 2016. Of the $0.68844 distributed per share in 2016, $0.23615 was return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices regarding the composition of monthly (and any additional) distributions required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio

(74.5% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a US-based global pharmaceutical company that develops and produces medicines and vaccines and consumer health care products; International Paper, a US-based global containerboard and packaging company; and Taiwan Semiconductor Manufacturing, a Taiwan-based company principally engaged in the manufacturing, selling, packaging, testing and computer-aided design of integrated circuits.

As of December 31, 2016, 46.6% of the portfolio’s stocks were based in North America, 27.8% were based in continental Europe (not including the United Kingdom), 15.5% were from Asia (not including Japan) and Australia, 2.4% were from the United Kingdom, 1.2% were based in Latin America, 2.8% were from Japan, and 3.7% were based in Africa and the Middle East.

The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, as of December 31, 2016, were financials (28.9% of the portfolio), which includes banks, insurance companies, and financial services companies; and telecom services (14.2% of the portfolio). Other sectors in the portfolio included energy, information technology, health care, industrials, materials, consumer discretionary, utilities, real estate and consumer staples. The average dividend yield on the securities held in the world equity portfolio was approximately 4.7% as of December 31, 2016.

World Equity Markets Review

2016 was an event filled year that provided a number of surprises, sharp reversals in many entrenched market trends and what may prove to be a historically significant bottoming in interest rates. As per the MSCI World® Index (Local), global equity markets generated fairly strong gains, rising roughly 9% in local currency terms, which was impressive considering the many macro and political events that buffeted markets and the inauspicious start to the year, with stocks declining in the first six weeks. Early in the year, investors feared the US Federal Reserve’s rate hike in December 2015 had been a policy error likely to push a sluggish US economy into recession and trigger an uncontrolled devaluation of China’s currency. Oil’s plunge to the mid $20s weighed further on the economy and triggered a rapid deterioration in credit markets, crushing investor sentiment. Later in the year, overcoming a string of political surprises, investor sentiment began to reverse and a durable rally ensued. Equities rebounded with oil, which triggered a rotation into commodity-oriented value stocks and a rebound in emerging markets relative performance. Credit markets more than fully reversed their earlier weakness. The mid-year shock of Brexit caused a drop in rates and outperformance of defensive growth stocks but within a few weeks rates bottomed and began to rise. This triggered a rotation into rate-sensitive value stocks (e.g., financials) and declines in the defensive growth stocks which had benefited from the earlier deflationary concerns. The election of Donald Trump, along with Republican control of both houses of Congress, was perceived as a potential end to gridlock in Washington and increased the likelihood of growth-stimulative tax cuts and infrastructure spending. This provided further evidence that an extended period of widespread deflation was unlikely and accelerated the rise in rates and rotation from defensive growth equities to more cyclical value stocks and, particularly, financials.

We feel that markets absorbed the shock of Brexit and Trump’s win because investor sentiment was bearish, yet a broad array of economic indicators had begun to show that deflationary pressures were abating in the global economy. Secular stagnation and fears of deflation had become a strong consensus among investors; equity funds saw consistent outflows and resilient, defensive growth stocks were the only equities many investors would consider. Fears of an additional step down in growth due to Brexit brought those deflation concerns to a fever pitch and drove bond yields to their lows. Yet inflationary pressures had been building as the shock of the mid 2014 collapse in oil and surge in the US dollar faded and the industrial sector globally regained its footing. Global inflation reports were no longer consistently below forecasts and market-based estimates of future inflation were rebounding from low levels in both the US and Europe. Forward looking

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

indicators of manufacturing activity had seen a broad based rebound since late 2015. US wages have risen steadily over the past year and we believe this should continue in light of limited slack in the labor force with unemployment low and the number of discouraged workers much reduced. And Chinese producer prices, which had been deeply negative since 2012, moved sharply positive during the fourth quarter, signaling that China is no longer exporting deflation.

What Helped and What Hurt LOR

Stock selection in the information technology sector contributed positively to 2016 performance. Shares of semiconductor company Taiwan Semiconductor rose on continued earnings growth, rising sales forecasts and new orders. We continue to hold Taiwan Semiconductor on its attractive valuation, increasing structural profitability and the ability outpace industry growth with technology advantages. Stock selection and an underweight position in the consumer staples sector also helped performance. Shares of Procter & Gamble, a global consumer products company, rose on continued strong fundamental growth and as the company continued to see benefits from its cost-reduction program and divestitures of underperforming brands. We continue to like Procter & Gamble on its strong market share, stable organic sales growth and dividend yield. We continue to be confident in management’s turnaround plan. An underweight position in the health care sector also contributed to performance.

In contrast, stock selection in the energy sector detracted from performance. Shares of ConocoPhillips, a global exploration and production company, fell along with oil prices in the first quarter. We exited the position due to dividend sustainability concerns, but missed the subsequent recovery in share price. An underweight position in the industrials sector also hurt performance. A position in TAV Havalimanlari, a Turkish airport operator, detracted. Shares fell on disappointing earnings and passenger numbers and security concerns. We exited the position as a terror attack at an Istanbul airport was likely to further hurt passenger growth and we saw more attractive opportunities elsewhere.

Emerging Market Currency and Debt Portfolio

(24.4% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2016, this portfolio consisted of forward currency contracts (52.8%) and sovereign debt obligations (47.2%). The average duration of the emerging market currency and debt portfolio increased meaningfully relative to the fourth quarter of 2015, with the December 31, 2016 duration at approximately 29 months as compared to 10 months at the end of 2015. The average yield decreased from 11.8%2 on December 31, 2015 to 8.1% on December 31, 2016.

Emerging Market Currency and Debt Market Review

Emerging markets currency performance throughout 2016 could best be described as resilient and differentiated. The year began with commodities in sharp decline over global growth fears before attractive valuations and higher real yields brought investors back to emerging markets, fostering a rebound in local currency-denominated assets. Brexit in June and Donald Trump’s election in November also brought about risk-off periods which weighed on emerging markets assets broadly and emerging markets currencies more specifically. However, in both cases, valuations and fundamental merits pulled investors back, ultimately resulting in positive returns in 2016.

What Helped and What Hurt LOR

The Fund’s best relative performance for the period was earned in Russia which benefitted from its high yield, current account surplus, shrinking capital outflows, disinflation, central bank credibility, and emergence from recession. South Africa also performed well, abetted by security selection in local debt and active currency management. Active management of Frontier market exposures (Uruguay, Kazakhstan, Zambia, Uganda, Dominican Republic, Argentina, Egypt, Ghana, Kenya, and Serbia) contributed nearly 2% in absolute return on an average allocation of 14% of NAV. Finally, Colombia benefitted from higher oil, improved external balance, and a hawkish central bank to combat rising inflation.

Conversely, Mexico and Turkey were the largest detractors from performance. Mexico detracted as the peso weakened due to concerns over Trump’s rhetoric and its convenient use as a risk hedge due to ample liquidity and low interest rates. In Turkey, FX and local debt weakened following an attempted coup in July

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

and rising political noise thereafter. The Asian region lagged better results in other regions as low yields did not insulate regional currencies from volatility throughout the year. Malaysia accounted for the bulk of the detraction due to continued headlines surround-

ing the scandal at 1MDB, a government run strategic development company and sensitivity to a potential Fed rate increase (due to heavy investor positioning in local fixed income assets).

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACW Index*

Value at 12/31/16
LOR at Market Price	$10,781
LOR at Net Asset Value	11,618
MSCI ACW Index	14,191

Average Annual Total Returns*
Periods Ended December 31, 2016

	One Year	Five Years	Ten Years
Market Price	17.21%	5.67%	0.75%
Net Asset Value	12.35%	4.76%	1.51%
MSCI ACW Index	7.86%	9.36%	3.56%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings

December 31, 2016

Security	Value	Percentage of Net Assets
AT&T, Inc.	$3,193,705	4.2%
Pfizer, Inc.	3,069,587	4.0
PacWest Bancorp	3,052,124	4.0
International Paper Co.	2,628,752	3.4
TOTAL SA	2,552,488	3.3
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,448,206	3.2
Eaton Corp. PLC	2,095,221	2.7
Bezeq The Israeli Telecommunication Corp., Ltd.	2,086,419	2.7
Pattern Energy Group, Inc.	1,983,050	2.6
RTL Group SA	1,876,665	2.4

Portfolio Holdings Presented by Sector

December 31, 2016

Sector	Percentage of Total Investments
Consumer Discretionary	4.0%
Consumer Staples	2.6
Energy	9.8
Financials	24.4
Health Care	6.1
Industrials	4.8
Information Technology	8.5
Materials	4.8
Real Estate	3.5
Telecommunication Services	12.0
Utilities	3.9
Sovereign Debt	14.9
Short-Term Investment	0.7
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

December 31, 2016

		Fair
Description	Shares	Value
Common Stocks—96.8%
Australia—2.5%
Alumina, Ltd.	917,335	$1,206,839
DUET Group	372,767	736,643
		1,943,482
Brazil—1.2%
BB Seguridade Participacoes SA	106,202	919,323
Canada—1.4%
Alaris Royalty Corp.	61,780	1,102,023
China—4.3%
Agricultural Bank of China, Ltd., Class H	4,174,000	1,704,269
China Construction Bank Corp., Class H	2,035,180	1,559,179
		3,263,448
Finland—1.5%
Sampo Oyj, A Shares	25,966	1,161,128
France—5.6%
AXA SA	68,568	1,730,239
TOTAL SA	50,002	2,552,488
		4,282,727
Hong Kong—0.8%
Sands China, Ltd.	141,200	607,269
India—1.0%
Indiabulls Housing Finance, Ltd.	81,280	772,342
Israel—2.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,098,611	2,086,419
Italy—3.2%
Azimut Holding SpA	39,893	664,443
Italgas SpA (a)	173,631	683,205
Snam SpA	277,719	1,142,353
		2,490,001
Japan—2.7%
Daiwa House Industry Co., Ltd.	26,236	715,706
Sumitomo Mitsui Financial Group, Inc.	35,900	1,360,971
		2,076,677
Luxembourg—2.4%
RTL Group SA	25,604	1,876,665
Mexico—0.9%
Fibra Uno Administracion SA de CV REIT	466,600	713,080
		Fair
Description	Shares	Value
Netherlands—3.5%
ING Groep NV	42,402	$596,720
NN Group NV	23,139	783,550
Royal Dutch Shell PLC, B Shares	45,327	1,293,443
		2,673,713
Norway—2.2%
Telenor ASA	112,383	1,675,586
Portugal—1.1%
Galp Energia SGPS SA	55,205	820,627
Russia—2.6%
Mobile TeleSystems PJSC Sponsored ADR	178,147	1,622,919
Severstal PAO GDR	24,422	370,342
		1,993,261
South Africa—0.8%
Life Healthcare Group Holdings, Ltd.	263,446	622,806
Spain—1.1%
Abertis Infraestructuras SA	61,024	853,804
Sweden—0.9%
Swedbank AB, A Shares	26,955	651,483
Switzerland—2.2%
Novartis AG	23,124	1,682,695
Taiwan—4.9%
Chicony Electronics Co., Ltd.	187,666	434,627
Hon Hai Precision Industry Co., Ltd.	345,345	894,616
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	85,155	2,448,206
		3,777,449
Thailand—1.5%
Krung Thai Bank Public Co. Ltd. NVDR	2,283,100	1,124,723
Turkey—0.7%
Tofas Turk Otomobil Fabrikasi AS	73,371	512,405
United Kingdom—2.4%
St James’s Place PLC	62,846	781,700
Vodafone Group PLC	417,422	1,026,639
		1,808,339
United States—42.7%
Artisan Partners Asset Management, Inc., Class A	25,034	744,761
AT&T, Inc.	75,093	3,193,705
Blackstone Mortgage Trust, Inc., Class A REIT	61,569	1,851,380

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2016

		Fair
Description	Shares	Value
Caterpillar, Inc.	6,600	$612,084
Chevron Corp.	7,469	879,101
Cisco Systems, Inc.	61,480	1,857,926
Cypress Semiconductor Corp.	69,483	794,886
Deere & Co.	6,360	655,334
Eaton Corp. PLC	31,230	2,095,221
Extra Space Storage, Inc. REIT	10,300	795,572
Host Hotels & Resorts, Inc. REIT	23,162	436,372
International Paper Co.	49,543	2,628,752
L Brands, Inc.	8,807	579,853
LaSalle Hotel Properties REIT	12,480	380,266
Marathon Petroleum Corp.	15,355	773,124
Occidental Petroleum Corp.	16,382	1,166,890
PacWest Bancorp	56,064	3,052,124
Pattern Energy Group, Inc.	104,426	1,983,050
Pfizer, Inc.	94,507	3,069,587
QUALCOMM, Inc.	16,928	1,103,706
The Coca-Cola Co.	26,855	1,113,408
The Procter & Gamble Co.	14,426	1,212,938
Verizon Communications, Inc.	17,400	928,812
Wells Fargo & Co.	16,135	889,200
		32,798,052
Total Common Stocks (Cost $74,891,070)		74,289,527

	Principal
	Amount	Fair
Description	(000) (b)	Value
Foreign Government Obligations—17.0%
Brazil—2.5%
Brazil NTN-B:
6.00%, 08/15/26	260	$237,537
6.00%, 05/15/35	410	381,250
Brazil NTN-F:
10.00%, 01/01/21	1,362	382,945
10.00%, 01/01/27	3,230	915,276
		1,917,008
Colombia—1.0%
Colombian Titulos De Tesoreria:
7.00%, 05/04/22	1,670,000	563,055
10.00%, 07/24/24	490,000	192,161
		755,216
Indonesia—0.7%
Indonesia Government Bond, 8.375%, 09/15/26	6,853,000	521,382
	Principal
	Amount	Fair
Description	(000) (b)	Value
Malaysia—0.9%
Malaysia Government Bond, 3.80%, 08/17/23	3,315	$721,969
Mexico—2.6%
Mexican Bonos:
4.75%, 06/14/18	2,300	107,778
6.50%, 06/10/21	27,570	1,295,925
5.75%, 03/05/26	13,350	571,611
		1,975,314
Poland—1.5%
Poland Government Bonds:
5.75%, 09/23/22	1,780	482,389
4.00%, 10/25/23	2,730	679,334
		1,161,723
Romania—0.7%
Romanian Government Bond, 4.75%, 02/24/25	2,120	532,358
Russia—3.2%
Russia Government Bonds - OFZ:
7.50%, 08/18/21	52,900	842,181
7.60%, 07/20/22	52,500	833,509
7.05%, 01/19/28	52,940	785,513
		2,461,203
Serbia—0.5%
Serbia Treasury Bond, 6.00%, 02/22/19	41,400	361,670
South Africa—1.4%
Republic of South Africa:
6.75%, 03/31/21	5,530	380,692
10.50%, 12/21/26	9,200	738,593
		1,119,285
Turkey—1.2%
Turkey Government Bonds:
10.50%, 01/15/20	2,110	599,037
10.60%, 02/11/26	1,190	327,622
		926,659
Uganda—0.8%
Uganda Government Bonds:
16.38%, 09/05/19	806,500	218,611
18.38%, 02/18/21	894,300	254,308
16.50%, 05/13/21	565,700	154,254
		627,173
Total Foreign Government Obligations (Cost $13,547,044)		13,080,960

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2016

		Fair
Description	Shares	Value
Short-Term Investment—0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $611,587)	611,587	$611,587
Fair
Description	Value
Total Investments—114.6% (Cost $89,049,701) (c), (d)	$87,982,074
Liabilities in Excess of Cash and Other Assets—(14.6)%	(11,204,318)
Net Assets—100.0%	$76,777,756

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2016

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
ARS	8,892,000	USD	562,251	BNP	01/06/17	$—	$2,818
ARS	2,779,520	USD	172,000	BNP	01/17/17	1,272	—
ARS	3,601,125	USD	225,000	BNP	01/27/17	—	2,360
ARS	7,120,580	USD	439,000	BNP	02/02/17	—	936
ARS	7,265,450	USD	439,000	BNP	03/03/17	—	685
BRL	1,634,542	USD	493,000	BNP	01/20/17	6,905	—
BRL	107,936	USD	32,000	CIT	01/20/17	1,011	—
BRL	741,055	USD	217,000	JPM	01/20/17	9,643	—
BRL	1,026,264	USD	313,000	JPM	01/20/17	871	—
BRL	1,176,681	USD	362,000	JPM	01/20/17	—	2,126
COP	1,513,902,000	USD	507,000	SCB	01/13/17	—	3,555
COP	1,926,031,500	USD	621,000	SCB	01/13/17	19,498	—
EGP	3,658,950	USD	346,000	BNP	02/24/17	—	146,912
EGP	1,646,800	USD	92,000	CIT	05/30/17	—	4,556
EUR	310,000	PLN	1,397,077	JPM	01/20/17	—	7,135
EUR	344,268	RSD	42,654,765	CIT	01/09/17	—	936
EUR	514,000	USD	547,533	JPM	02/01/17	—	5,694
GHS	963,900	USD	204,000	BRC	07/17/17	—	5,481
GHS	832,500	USD	185,000	CIT	04/06/17	—	2,861
HUF	295,316,330	USD	1,006,000	BNP	02/02/17	110	—
HUF	295,115,130	USD	1,006,000	BNP	03/02/17	15	—
IDR	116,240,000	USD	8,000	CIT	03/22/17	531	—
IDR	5,609,990,000	USD	401,000	CIT	03/22/17	10,740	—
IDR	4,687,840,000	USD	332,000	CIT	05/02/17	10,159	—
IDR	6,173,550,000	USD	459,000	HSB	01/23/17	—	1,964
IDR	10,094,074,159	USD	727,763	HSB	02/15/17	16,907	—
IDR	3,775,380,000	USD	267,000	HSB	05/09/17	8,292	—
ILS	702,734	USD	182,000	BNP	01/25/17	517	—
INR	26,685,400	USD	389,000	JPM	04/17/17	—	531
INR	42,661,035	USD	633,000	SCB	01/09/17	—	4,695
INR	59,762,500	USD	875,000	SCB	01/23/17	3,950	—
KES	41,698,800	USD	396,000	CIT	03/13/17	5,421	—
KRW	665,917,770	USD	569,000	SCB	01/13/17	—	17,652
KZT	129,930,000	USD	355,000	HSB	03/29/17	24,558	—
KZT	137,317,000	USD	389,000	JPM	01/09/17	21,960	—
KZT	137,317,000	USD	410,208	JPM	01/23/17	—	1,128
KZT	40,599,000	USD	117,000	SCB	01/23/17	3,948	—
KZT	204,585,000	USD	584,529	SCB	02/14/17	20,626	—
MXN	698,238	USD	36,000	CIT	01/26/17	—	2,422
MXN	3,548,597	USD	170,000	CIT	01/26/17	652	—
MYR	2,471,940	USD	558,000	JPM	03/08/17	—	8,050
PEN	1,137,176	USD	328,000	BNP	02/21/17	8,715	—
PEN	1,173,901	USD	347,000	CIT	01/06/17	2,708	—
PEN	1,332,974	USD	385,978	CIT	03/06/17	7,927	—
PEN	1,191,728	USD	346,080	HSB	02/02/17	7,773	—
PEN	3,037,865	USD	891,000	SCB	01/17/17	12,785	—
PHP	22,565,760	USD	448,000	HSB	03/14/17	4,812	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2016

Forward Currency Contracts open at December 31, 2016 (concluded):

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
PHP	33,740,440	USD	674,000	JPM	01/11/17	$4,512	$—
PHP	29,591,100	USD	591,042	JPM	02/03/17	3,724	—
PLN	1,667,261	USD	402,000	JPM	01/20/17	—	3,699
RON	1,999,997	USD	509,203	CIT	04/13/17	—	44,195
RSD	42,654,765	EUR	345,000	CIT	01/09/17	165	—
RSD	42,654,765	EUR	343,298	CIT	02/14/17	—	15
RSD	47,715,840	EUR	384,000	CIT	02/14/17	15	—
RUB	21,950,081	USD	339,000	CAB	01/30/17	17,245	—
RUB	27,357,330	USD	429,000	JPM	01/09/17	16,959	—
RUB	22,978,442	USD	371,000	JPM	01/30/17	1,935	—
THB	26,454,515	USD	743,000	SCB	01/09/17	—	4,308
TRY	1,991,862	USD	568,000	JPM	02/23/17	—	9,360
UGX	683,178,000	USD	188,932	CIT	01/10/17	27	—
UGX	897,351,000	USD	248,367	CIT	01/10/17	—	171
UGX	792,582,000	USD	220,898	SCB	01/17/17	—	2,282
USD	869,000	BRL	1,225,215	UBS	01/20/17	—	356,215
USD	348,471	EGP	199,088	BNP	02/24/17	149,384	—
USD	90,596	EUR	88,767	CIT	03/01/17	1,829	—
USD	748,816	EUR	742,016	CIT	03/01/17	6,800	—
USD	567,000	EUR	562,361	JPM	02/01/17	4,639	—
USD	697,594	EUR	682,785	JPM	02/01/17	14,809	—
USD	1,921,306	EUR	1,845,521	JPM	02/01/17	75,785	—
USD	186,957	GHS	182,139	CIT	04/06/17	4,817	—
USD	206,208	GHS	198,519	CIT	07/17/17	7,689	—
USD	587,982	HUF	549,192	BNP	08/29/17	38,790	—
USD	439,015	IDR	436,649	JPM	01/23/17	2,366	—
USD	189,000	IDR	188,289	SCB	01/23/17	711	—
USD	200,861	KES	200,710	CIT	03/13/17	151	—
USD	200,668	KES	200,710	JPM	03/13/17	—	42
USD	411,437	KZT	410,960	JPM	01/09/17	477	—
USD	375,520	KZT	379,558	JPM	03/29/17	—	4,038
USD	574,000	MXN	525,683	CIT	01/26/17	48,317	—
USD	868,000	MXN	781,828	CIT	01/26/17	86,172	—
USD	490,177	PLN	490,197	JPM	01/20/17	—	19
USD	505,880	RON	465,008	JPM	04/13/17	40,872	—
USD	443,536	RUB	445,959	JPM	01/09/17	—	2,422
USD	722,573	RUB	777,039	JPM	01/30/17	—	54,465
USD	119,000	TRY	114,793	CAB	02/23/17	4,207	—
USD	332,000	TRY	328,270	CAB	02/23/17	3,730	—
USD	558,054	TRY	558,640	JPM	02/23/17	—	586
USD	765,000	ZAR	773,803	CIT	02/27/17	—	8,803
ZAR	10,129,527	USD	703,000	CIT	02/27/17	27,116	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$775,549	$713,117

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2016

Currency Abbreviations:									Counterparty Abbreviations:
ARS	—	Argentinian Peso	INR	—	Indian Rupee	RON	—	New Romanian Leu	BNP	—	BNP Paribas SA
BRL	—	Brazilian Real	KES	—	Kenyan Shilling	RSD	—	Serbian Dinar	BRC	—	Barclays Bank PLC
COP	—	Colombian Peso	KRW	—	South Korean Won	RUB	—	Russian Ruble	CAB	—	Credit Agricole Corporate
EGP	—	Egyptian Pound	KZT	—	Kazakhstan Tenge	THB	—	Thai Baht			and Investment Bank
EUR	—	Euro	MXN	—	Mexican New Peso	TRY	—	New Turkish Lira	CIT	—	Citibank NA
GHS	—	Ghanaian Cedi	MYR	—	Malaysian Ringgit	UGX	—	Ugandan Shilling	HSB	—	HSBC Bank USA NA
HUF	—	Hungarian Forint	PEN	—	Peruvian New Sol	USD	—	United States Dollar	JPM	—	JPMorgan Chase Bank NA
IDR	—	Indonesian Rupiah	PHP	—	Philippine Peso	ZAR	—	South African Rand	SCB	—	Standard Chartered Bank
ILS	—	Israeli Shekel	PLN	—	Polish Zloty				UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

December 31, 2016

(a)	Non-income producing security.
(b)	Principal amount denominated in respective country’s currency.
(c)	For federal income tax purposes, the aggregate cost was $88,809,925, aggregate gross unrealized appreciation was $4,818,758, aggregate gross unrealized depreciation was $5,646,609 and the net unrealized depreciation was $827,851.
(d)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
NVDR	—	Non-Voting Depository Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):

Automobiles	0.7%	Metals & Mining	2.1%
Banks	14.2	Mortgage Real Estate Investment Trusts (REITs)	2.4
Beverages	1.4	Multi-Utilities	1.0
Capital Markets	3.3	Oil, Gas & Consumable Fuels	11.2
Communications Equipment	2.4	Pharmaceuticals	6.2
Containers & Packaging	3.4	Real Estate Management & Development	0.9
Diversified Telecommunication Services	10.3	Semiconductors & Semiconductor Equipment	5.7
Electrical Equipment	2.7	Specialty Retail	0.8
Electronic Equipment, Instruments & Components	1.2	Technology Hardware, Storage & Peripherals	0.6
Equity Real Estate Investment Trusts (REITs)	3.0	Thrifts & Mortgage Finance	1.0
Gas Utilities	0.9	Transportation Infrastructure	1.1
Health Care Providers & Services	0.8	Wireless Telecommunication Services	3.5
Hotels, Restaurants & Leisure	0.8	Subtotal	96.8
Household Products	1.6	Foreign Government Obligations	17.0
Independent Power and Renewable Electricity Producers	2.6	Short-Term Investment	0.8
Insurance	7.0	Total Investments	114.6%
Machinery	1.6
Media	2.4	* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2016

ASSETS
Investments in securities, at fair value (cost $89,049,701)	$87,982,074
Foreign currency, at fair value (cost $308,333)	310,991
Dividends and interest receivable	592,928
Gross unrealized appreciation on forward currency contracts	775,549
Due from custodian	26,448
Total assets	89,687,990

LIABILITIES
Management fees payable	71,239
Line of credit outstanding	11,994,000
Gross unrealized depreciation on forward currency contracts	713,117
Other accrued expenses and payables	131,878
Total liabilities	12,910,234
Net assets	$76,777,756

NET ASSETS
Paid in capital (Note 2(g))	$112,530,649
Undistributed (distributions in excess of) net investment income (loss) (Note 2(g))	(888,259)
Accumulated net realized gain (loss)	(33,857,043)
Net unrealized appreciation (depreciation) on:
Investments	(1,070,579)
Foreign currency translations and forward currency contracts	62,988
Net assets	$76,777,756

Shares of common stock outstanding*	6,880,183
Net asset value per share	$11.16
Market value per share	$9.91

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $301,566)	$4,203,775
Interest (net of foreign withholding taxes of $33,080)	711,409
Total investment income	4,915,184

Expenses:
Management fees (Note 3)	843,012
Professional services	229,689
Custodian fees	81,475
Shareholders’ reports	57,787
Administration fees	57,460
Shareholders’ services	42,567
Shareholders’ meeting	22,151
Directors’ fees and expenses	7,688
Other	67,784
Total expenses before interest expense	1,409,613
Interest expense	124,211
Total expenses	1,533,824
Reimbursement of custodian fees (Note 4)	(26,448)
Net expenses	1,507,376
Net investment income (loss)	3,407,808

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments	(12,620,142)
Foreign currency transactions and forward currency contracts	(207,743)
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(12,827,885)
Net change in unrealized appreciation (depreciation) on:
Investments (includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $2,952)	17,376,172
Foreign currency translations and forward currency contracts	719,125
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	18,095,297
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	5,267,412
Net increase (decrease) in net assets resulting from operations	$8,675,220

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$3,407,808	$3,524,658
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(12,827,885)	(8,341,724)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	18,095,297	(13,151,002)
Net increase (decrease) in net assets resulting from operations	8,675,220	(17,968,068)

Distributions to Stockholders (Note 2(g)):
From net investment income	(2,905,796)	(970,809)
Return of capital	(1,830,797)	(5,344,374)
Net decrease in net assets resulting from distributions	(4,736,593)	(6,315,183)
Total increase (decrease) in net assets	3,938,627	(24,283,251)
Net assets at beginning of period	72,839,129	97,122,380
Net assets at end of period*	$76,777,756	$72,839,129
* Includes undistributed (distributions in excess of) net investment income (loss) of (Note 2(g))	$(888,259)	$(381,833)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2016

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,675,220
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
(Increase) Decrease in dividends and interest receivable	(198,273)
(Increase) Decrease in due from custodian	(26,448)
Accretion of bond discount and amortization of bond premium	(8,044)
Inflation index adjustment	(31,776)
(Increase) Decrease in other accrued expenses and payables	(25,365)
Net realized (gain) loss on investments, foreign currency transactions and forward currency contracts	12,621,221
Net change in unrealized (appreciation) depreciation on investments, foreign currency translations and forward currency contracts	(18,095,297)
Purchases of long-term investments	(72,155,283)
Proceeds from disposition of long-term investments	68,111,645
Proceeds from disposition of short-term investments, net	2,543,688
Net cash provided by (used in) operating activities	1,411,288

Cash flows from financing activities:
Cash distributions paid (Note 2(g))	(4,736,593)
Gross drawdowns in line of credit balance	12,225,000
Gross paydowns in line of credit balance	(8,800,000)
Net cash provided by (used in) financing activities	(1,311,593)

Effect of exchange rate changes on cash	11,722
Net increase (decrease) in cash and foreign currency	111,417

Cash and foreign currency:
Beginning balance	199,574
Ending balance	$310,991

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(116,192)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.59	$14.12	$15.91	$14.44	$12.25
Income (loss) from investment operations:
Net investment income (loss)	0.50 ^	0.51	0.85	0.59	0.55
Net realized and unrealized gain (loss)	0.76	(3.12)	(1.61)	1.82	2.44
Total from investment operations	1.26	(2.61)	(0.76)	2.41	2.99
Less distributions from (Note 2(g)):
Net investment income	(0.45)	(0.14)	(1.03)	(0.94)	(0.80)
Return of capital	(0.24)	(0.78)	—	—	—
Total distributions	(0.69)	(0.92)	(1.03)	(0.94)	(0.80)
Net asset value, end of period	$11.16	$10.59	$14.12	$15.91	$14.44
Market value, end of period	$9.91	$9.11	$13.10	$14.49	$12.55

Total Return based upon (a):
Net asset value	12.35%^	-19.39%	-5.14%	17.33%	25.18%
Market value	17.21%	-24.45%	-2.91%	23.59%	23.99%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,778	$72,839	$97,122	$109,452	$99,369
Ratios to average net assets:
Net expenses	2.03%^	1.90%	1.75%	1.91%	1.93%
Total expenses	2.06%	1.90%	1.75%	1.91%	1.93%
Net investment income (loss)	4.59%^	3.97%	5.50%	3.92%	4.15%
Portfolio turnover rate	82%	76%	71%	61%	77%
Asset coverage per $1,000 of loan outstanding (b)	$7,401	$9,500	$11,366	$8,749	$9,901
Bank borrowing outstanding (in thousands)	$11,994	$8,569	$9,369	$14,634	$11,164

^	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Fund in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Fund. There was a 0.03% impact on the net expenses and net investment income (loss) ratios of the Fund.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.
(b)	Calculated as the sum of the Fund’s Net Assets and Line of Credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the Line of Credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

December 31, 2016

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of the Fund is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income, if any, is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are main-

tained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Inflation-Indexed Bonds—Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is

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Notes to Financial Statements (continued)

December 31, 2016

guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2016, the Fund had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Amount	Expiring Year
$(15,686,495)	2017

Short-Term*	Long-Term*
$(6,491,400)	$(11,921,180)

* Non-Expiring

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the Fund elected to defer such losses as follows:

Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
$ —	$(573,328)

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns.

(g) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales, and distributions from real estate investment trusts and other corporations. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
$(2,587,633)	$822,359	$1,765,274

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid throughout the year, the Fund issued notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. For 2016, $0.23615 of the $0.68844 distributed per

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

share was return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The actual amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	2016	2015
Ordinary Income	$2,905,796	$970,809
Long-Term Capital Gain	—	—
Return of Capital	1,830,797	5,344,374
Total	$4,736,593	$6,315,183

At December 31, 2016, the components of distributable earnings and unrealized appreciation, on a tax basis, were as follows:

Deferred Late-Year Ordinary Losses	Deferred Capital Losses	Net Unrealized Appreciation including Foreign Currency
$(573,328)	$(34,099,075)	$(1,080,490)

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment

Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. From January 1, 2016 to August 16, 2016, the percentage was 0.90%. For the year ended December 31, 2016, the effective management fee, as a percentage of the Fund’s average net assets, was 1.13%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments consisting primarily of securities held by other portfolios managed by the Investment Manager. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s semi-annual report for the period ended June 30, 2016.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration and Custody Agreements

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, will be paid back to the Fund directly in March 2017 as a reimbursement. This reimbursement was recognized as a change in accounting estimate and reflected as “Reimbursement of custodian fees” in the Statement of Operations.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2016, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. Effective January 1, 2017, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statement of Operations shows the Independent Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2016 were $72,155,283 and $68,101,844, respectively.

For the year ended December 31, 2016, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable: from January 1, 2016 to July 26, 2016, at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.85%, and from July 27, 2016 to December 31, 2016, at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.95%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 50% (from January 1, 2016 to July 26, 2016) and 25% (from July 27, 2016 to December 31, 2016), of the committed line amount), payable quarterly in arrears. During the year ended December 31, 2016, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$9,302,352	$11,994,000	1.32%

* For the 366 days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2016 is categorized as Level 2 (see Note 10).

8. Investment Risks

(a) Non-US Securities Risk—The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

currency exchange rates. The Investment Manager does not intend to actively hedge the Fund’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Inflation-Indexed Security Risk—Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Fund may be required to make annual distributions to stockholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

(f) Derivatives Risk—Forward currency contracts, options, futures contracts and credit default swap agreements and other derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Fund investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016
Assets:
Common Stocks*
Australia	$—	$1,943,482	$—	$1,943,482
Brazil	—	919,323	—	919,323
China	—	3,263,448	—	3,263,448
Finland	—	1,161,128	—	1,161,128
France	—	4,282,727	—	4,282,727
Hong Kong	—	607,269	—	607,269
India	—	772,342	—	772,342
Israel	—	2,086,419	—	2,086,419
Italy	683,205	1,806,796	—	2,490,001
Japan	—	2,076,677	—	2,076,677
Luxembourg	—	1,876,665	—	1,876,665
Netherlands	—	2,673,713	—	2,673,713
Norway	—	1,675,586	—	1,675,586
Portugal	—	820,627	—	820,627
Russia	1,622,919	370,342	—	1,993,261
South Africa	—	622,806	—	622,806
Spain	—	853,804	—	853,804
Sweden	—	651,483	—	651,483

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Notes to Financial Statements (continued)

December 31, 2016

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016
Assets:
Common Stocks*
Taiwan	$2,448,206	$1,329,243	$—	$3,777,449
Thailand	—	1,124,723	—	1,124,723
Turkey	—	512,405	—	512,405
United Kingdom	—	1,808,339	—	1,808,339
United States	32,798,052	—	—	32,798,052
Other	3,497,798	—	—	3,497,798
Foreign Government Obligations*	—	13,080,960	—	13,080,960
Short-Term Investment	611,587	—	—	611,587
Other Financial Instruments†
Forward Currency Contracts	—	775,549	—	775,549
Total	$41,661,767	$47,095,856	$—	$88,757,623
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(713,117)	$—	$(713,117)

*	Please refer to Portfolio of Investments (pages 8 through 13) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2016.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$48,500,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$775,549
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$713,117

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(206,664)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$706,324

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of December 31, 2016, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of December 31, 2016:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$775,549	$ —	$775,549

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
BNP Paribas SA	$205,708	$(153,711)	$—	$51,997
Citibank NA	222,247	(63,959)	—	158,288
Credit Agricole Corporate and Investment Bank	25,182	—	—	25,182
HSBC Bank USA NA	62,342	(1,964)	—	60,378
JPMorgan Chase Bank NA	198,552	(99,295)	—	99,257
Standard Chartered Bank	61,518	(32,492)	—	29,026
Total	$775,549	$(351,421)	$—	$424,128

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$713,117	$ —	$713,117

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Barclays Bank PLC	$5,481	$—	$—	$5,481
BNP Paribas SA	153,711	(153,711)	—	—
Citibank NA	63,959	(63,959)	—	—
HSBC Bank USA NA	1,964	(1,964)	—	—
JPMorgan Chase Bank NA	99,295	(99,295)	—	—
Standard Chartered Bank	32,492	(32,492)	—	—
UBS AG	356,215	—	—	356,215
Total	$713,117	$(351,421)	$—	$361,696

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2016

12. Common Stock

At December 31, 2016, there were 500 million shares authorized ($0.001 par value). During the years ended December 31, 2016 and December 31, 2015, there were no shares issued. On November 9, 2016, the Fund announced that the Board authorized a stock repurchase program permitting open market purchases of the Fund’s common stock on the NYSE. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without creating a meaningful adverse effect on the Fund’s expense ratio (although there can be no assurance that the repurchasing shares will enhance stockholder value or increase the market value of fund shares). The Board has authorized the repurchase, through November 30, 2017, of an aggregate of up to 5% of the Fund’s outstanding shares in open-market transactions. The Board has delegated to the Investment Manager discretion to determine the amount and timing of repurchases of shares, in accordance with the best interests of the Fund, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner and general market conditions. During the year ended December 31, 2016, there were no shares repurchased.

13. Recent Accounting Pronouncements

In November 2016, FASB issued a new Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-18”). ASU 2016-18

requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

14. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard World Dividend & Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2017

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2019

Independent Director(3):

Robert M. Solmson (69)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)
Interested Director(4):

Charles L. Carroll (56)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2017

Independent Directors(3):

Kenneth S. Davidson (71)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 - 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 - 2012)

Nancy A. Eckl (54)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present)

Columbia Law School, Professor of Law (2008 - 2013)

Class III – Directors with Term Expiring in 2018

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 - 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (72)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

Resource America, Inc., a real estate asset management company, Director (2016 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - 2012)

Interested Director(4):

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)

Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (44)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 - November 2015)

Stephen St. Clair (58)	Treasurer (April 2005)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 - August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 - September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (April 2005)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Tax and Other Information

(unaudited)

Tax Information

Year Ended December 31, 2016

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2016:

Of the dividends paid by the Fund, 100.00% of the dividends are qualified dividend income.

Of the dividends paid by the Fund, 43.91% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170
College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

The Registrant amended its Code during the period covered by this report. These amendments consisted of the following: (1) requiring that each Covered Officer, upon becoming a Covered Officer, must affirm in writing to the Fund’s Chief Compliance Officer (the “CCO”) that he has received, read, and understands the Code, and annually thereafter affirm to the CCO that he has complied with the requirements of the Code, rather than making such affirmations to the Registrant’s Board of Directors, and (2) certain other stylistic and non-substantive changes.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,960 in 2015 and $36,270 in 2016 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $160,000 in 2015 and $163,000 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,000 in 2015 and $7,210 in 2016. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $56,844 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $509 in 2015 and $0 in 2016.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $906,230 in 2015 and $1,152,787 in 2016.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be preapproved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Nancy A. Eckl, Audit Committee Chair
Franci J. Blassberg
Kenneth S. Davidson
Trevor W. Morrison
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•	To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•	favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio.

World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Registrant’s assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of US and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s US Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996 and has been working in the investment field since 1995.

Mr. Ryan, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. He joined Lazard in 1994 and has been working in the investment field since 1989. Mr. Ryan is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer, a Senior Vice President of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity Income team. He began working in the investment field when he joined Lazard in 1998.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 1998. Prior to joining Lazard in 1996, Ms. Belitz was with Bankers Trust Company. She began working in the investment industry in 1994.

Mr. Ramachandran, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined Lazard.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts, including the following:

1.	Similar Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transaction to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the corresponding Similar Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Similar Accounts.

2.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Registrant.

4.	Generally, Lazard and/or some or all of the Registrant’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Registrant or may invest more significantly in a Similar Account.

5.	The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Registrant.

6.	The Registrant’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a registered investment company, it may be seen as harmful to the performance of any Similar Accounts or other client accounts investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +

Ardra Belitz	2 (34.7 million)	2 (240.9 million)	1 (95.6 million)
James M. Donald	9 (16.4 billion)	16 (7.0 billion)	150 (16.5 billion)
Andrew D. Lacey	9 (10.2 billion)	10 (1.4 billion)	147 (6.3 billion)
Ganesh Ramachandran	2 (34.7 million)	2 (240.9 million)	1 (95.6 million)
Patrick Ryan	5 (338.6 million)	11 (1.2 billion)	47 (2.3 billion)
Kyle Waldhauer	5 (338.6 million)	10 (962.5 million)	47 (2.3 billion)

*        Total assets in accounts as of December 31, 2016.

#        The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1)   Mr. Donald manages four other accounts and one registered investment company with assets under management of approximately $3.0 billion and $3.0 billion, respectively.

(2)   Mr. Lacey manages one registered investment company and one other account with assets under management of approximately $8.5 billion and $509.1 million, respectively.

(3)   Ms. Belitz and Mr. Ramachandran manage one other pooled investment vehicle with assets under management of approximately $238.4 million.

+        Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the MSCI All Country World® Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2016, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares
Ardra Belitz	None
James M. Donald	$10,001-$50,000
Andrew D. Lacey	$100,001-$500,000
Ganesh Ramachandran	$10,001-$50,000
Patrick Ryan	$100,001-$500,000
Kyle Waldhauer	$50,001-$100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of Ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	March 9, 2017

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	March 9, 2017